UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2009

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California 95134-1706

(Address of principal executive offices) (Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is filed for the purpose of filing the attached exhibits in connection with Registration Statement No. 333-157177.

On November 4, 2009, Cisco Systems, Inc. (“Cisco”) furnished to the Securities and Exchange Commission a Current Report on Form 8-K in connection with the announcement of its results of operations and related financial information for its fiscal first quarter ended October 24, 2009. Certain unaudited consolidated financial information of Cisco that was furnished with the November 4, 2009 Current Report on Form 8-K is included in Exhibit 99.1 of this Current Report on Form 8-K and incorporated herein by reference.

Cisco’s Computation of Ratio of Earnings to Fixed Charges for each of the five fiscal years in the five-year period ended July 25, 2009 is filed as Exhibit 12.1 of this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.

99.1	Cisco Systems, Inc. unaudited consolidated financial information for the fiscal first quarter ended October 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: November 9, 2009	By:	/s/ Prat S. Bhatt
	Name:	Prat S. Bhatt
	Title:	Vice President, Corporate Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.

99.1	Cisco Systems, Inc. unaudited consolidated financial information for the fiscal first quarter ended October 24, 2009.